Central Power and Light Company                                 Exhibit 2 (a)
Consolidated Statements of Income  (unaudited)                   Page 1 of 1

--------------------------------------------------------------------------------
                                                                 Twelve Months
                                                                 Ended March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)

Electric Operating Revenues                                         $ 1,413,942
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                380,911
    Purchased power                                                      44,651
    Other operating                                                     262,174
    Maintenance                                                          65,948
    Depreciation and amortization                                       186,207
    Taxes, other than income                                             74,769
    Income taxes                                                        116,116
                                                               -----------------
                                                                      1,130,776
                                                               -----------------

Operating Income                                                        283,166
                                                               -----------------

Other Income and Deductions
    Allowance for equity funds used during construction                      51
    Other                                                                (1,490)
    Non-operating income taxes                                            3,498
                                                               -----------------
                                                                          2,059
                                                               -----------------

Income Before Interest Charges                                          285,225
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           92,630
    Distributions on Trust Preferred Securities                          12,000
    Interest on short-term debt and other                                17,742
    Allowance for borrowed funds used during construction                (2,956)
                                                               -----------------
                                                                        119,416
                                                               -----------------

Net Income                                                              165,809
    Less:  Preferred stock dividends                                      6,905
                                                               =================
Net Income for Common Stock                                         $   158,904
                                                               =================

Public Service Company of Oklahoma                              Exhibit 2 (b)
Consolidated Statements of Income  (unaudited)                   Page 1 of 1

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                                                                 Twelve Months
                                                                 Ended March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)

Electric Operating Revenues                                         $   779,778
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                310,330
    Purchased power                                                      57,669
    Other operating                                                     107,959
    Maintenance                                                          38,615
    Depreciation and amortization                                        73,031
    Taxes, other than income                                             31,231
    Income taxes                                                         48,210
                                                               -----------------
                                                                        667,045
                                                               -----------------
Operating Income                                                        112,733
                                                               -----------------

Other Income and Deductions
    Allowance for equity funds used during construction                     786
    Other                                                                (1,739)
    Non-operating income taxes                                              299
                                                               -----------------
                                                                           (654)
                                                               -----------------
Income Before Interest Charges                                          112,079
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           28,128
    Interest on short-term debt and other                                 6,000
    Distributions on Trust Preferred Securities                           4,046
    Allowance for borrowed funds used during construction                (1,029)
                                                               -----------------
                                                                         37,145
                                                               -----------------

Net Income                                                               74,934
  Less:  Preferred stock dividends                                          213
                                                               -----------------

Net Income for Common Stock                                         $    74,721
                                                               =================

Southwestern Electric Power Company                             Exhibit 2 (c)
Consolidated Statements of Income  (unaudited)                   Page 1 of 1

--------------------------------------------------------------------------------
                                                                 Twelve Months
                                                                 Ended March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)


Electric Operating Revenues                                         $   952,456
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                371,452
    Purchased power                                                      35,337
    Other operating                                                     139,546
    Maintenance                                                          53,193
    Depreciation and amortization                                        99,882
    Taxes, other than income                                             59,400
    Income taxes                                                         45,623
                                                               -----------------
                                                                        804,433
                                                               -----------------

Operating Income                                                        148,023
                                                               -----------------

Other Income and Deductions
    Allowance for equity funds used during construction                     721
    Other                                                                  (908)
    Non-operating income taxes                                            1,682
                                                               -----------------
                                                                          1,495
                                                               -----------------

Income Before Interest Charges                                          149,518
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           39,227
    Distributions on Trust Preferred Securities                           8,662
    Interest on short-term debt and other                                 9,263
    Allowance for borrowed funds used during construction                (1,459)
                                                               -----------------
                                                                         55,693
                                                               -----------------

Net Income                                                               93,825
    Less: Preferred stock dividends                                         228
    Gain/(Loss) on reacquired preferred stock                              (857)
                                                               =================
Net Income for Common Stock                                         $    92,740
                                                               =================

West Texas Utilities Company                                    Exhibit 2 (d)
Statements of Income  (unaudited)                                Page 1 of 1

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                                                                 Twelve Months
                                                                 Ended March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)

Electric Operating Revenues                                         $   422,057
                                                               -----------------

Operating Expenses and Taxes
    Fuel                                                                120,739
    Purchased power                                                      48,517
    Other operating                                                      87,671
    Maintenance                                                          17,658
    Depreciation and amortization                                        42,855
    Taxes, other than income                                             26,571
    Income taxes                                                         19,451
                                                               -----------------
                                                                        363,462
                                                               -----------------
Operating Income                                                         58,595
                                                               -----------------

Other Income and Deductions
    Allowance for equity funds used during construction                     641
    Other                                                                   602
    Non-operating income taxes                                              582
                                                               -----------------
                                                                          1,825
                                                               -----------------
Income Before Interest Charges                                           60,420
                                                               -----------------

Interest Charges
    Interest on long-term debt                                           20,352
    Interest on short-term debt and other                                 4,738
    Allowance for borrowed funds used during construction                  (701)
                                                               -----------------
                                                                         24,389
                                                               -----------------

Net Income                                                               36,031
    Less: Preferred stock dividends                                         104
                                                               =================
Net Income for Common Stock                                         $    35,927
                                                               =================

Central and South West Services                                 Exhibit 2 (e)
Statements of Income  (unaudited)                                Page 1 of 1

--------------------------------------------------------------------------------
                                                                 Twelve Months
                                                                 Ended March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)

Operating Expenses and Taxes
    Fuel                                                            $     3,273
    Other operating                                                     200,092
    Maintenance                                                          17,510
    Depreciation and amortization                                         9,761
    Taxes, other than income                                              9,584
    Income taxes                                                          2,003
                                                               -----------------
Operating Income (Loss)                                                (242,223)

Other Income and Deductions
    Other                                                               247,314
                                                               -----------------
Income Before Interest Charges                                            5,091

Interest Charges
    Interest on long-term debt                                            1,249
    Interest on short-term debt and other                                 3,842
                                                               -----------------
                                                                          5,091
                                                               -----------------

Net Income for Common Stock                                         $        --
                                                               =================